August 30, 2019

DBX ETF TRUST

Xtrackers S&P 500 ESG ETF

(the “Fund”)

Supplement to the Fund’s Prospectus dated April 10, 2019 as amended through July 18, 2019, and Statement of Additional Information, dated April 10, 2019 as amended through July 2, 2019, and as each may be further supplemented from time to time

Effective August 30, 2019, the standard and maximum transaction fees for the creation or redemption of a Creation Unit of the Fund will be paid by the Fund’s Adviser. As such, the standard and maximum transaction fees for the creation or redemption of a Creation Unit of the Fund will be reduced from $800 to $0; effective that date, all references to the transaction fees for the creation or redemption of a Creation Unit of the Fund are hereby amended accordingly. The Adviser reserves the right to amend or discontinue this subsidy upon further supplement to the Fund’s Prospectus and Statement of Additional Information.

Please retain this supplement for future reference.